Exhibit 99

    SILICONIX ACQUIRES DIRECT CONTROL OF ITZEHOE WAFER FABRICATION FACILITY,
             EXPECTS TO ESTABLISH 8-INCH WAFER PRODUCTION CAPABILITY

     SANTA CLARA, Calif., Feb. 7 /PRNewswire-FirstCall/ -- Siliconix incorporated (Nasdaq: SILI), an 80.4% owned subsidiary of Vishay Intertechnology, Inc. (NYSE: VSH), announced today that Siliconix has acquired Vishay's former wholly-owned subsidiary, Vishay Semiconductor Itzehoe GmbH
(VSIG). The purchase price of EUR7.5 million (approx. $10.2 million), which includes all assets and liabilities, was based on an independent appraisal performed on behalf of the Board of Directors of Siliconix, who approved the transaction. Siliconix also announced that it plans to establish 8-inch wafer production capability at the Itzehoe facility.

     VSIG operates a Class 1 wafer fabrication facility in Itzehoe, Germany, under an agreement with Fraunhofer Gesellschaft. Vishay acquired its 80.4% interest in Siliconix and its 100% interest in VSIG concurrently, as part of the 1998 acquisition of the TEMIC Semiconductor Division of Daimler-Benz. Siliconix had a subcontracting agreement with VSIG.

     In accordance with generally accepted accounting principles regarding transfers of assets between companies under common control, Siliconix will record the assets acquired and liabilities assumed at Vishay's net book value. Also in accordance with accounting principles for transfers of assets between companies under common control, the audited consolidated financial statements of Siliconix, which are expected to be issued in March 2005, will present the combined activities of Siliconix and VSIG (renamed "Siliconix Itzehoe GmbH") for all periods presented. The attached tables provide unaudited consolidated historical financial data for Siliconix and VSIG. The transaction will not have any impact on the consolidated results of Vishay.

     Dr. King Owyang, President and Chief Executive Officer of Siliconix said, "This is an excellent transaction for Siliconix, providing us with the ability to control the Itzehoe fab. We are excited that we will be able to oversee the capital expansion at Itzehoe, which we expect will alleviate our capacity constraints for high-cell-density wafers and will provide us with our first 8-inch wafer production facility."

     Siliconix is a leading manufacturer of power MOSFETs, power ICs, analog switches, and multiplexers for computers, cell phones, fixed communications networks, automobiles, and other consumer and industrial electronic systems. The Company's facilities include a Class 1 wafer fab dedicated to the manufacture of power products in Santa Clara, California, and an affiliated Class 1 wafer fab in Itzehoe, Germany. The Company's products are also fabricated by subcontractors in Japan, Germany, China, Taiwan, and the United States. Assembly and test facilities include a company-owned facility in Taiwan, a joint venture in Shanghai, China, and subcontractors in the Philippines, China, Taiwan and Israel.

     Vishay Intertechnology, Inc., a Fortune 1,000 Company listed on the NYSE
(VSH), is one of the world's largest manufacturers of discrete semiconductors (diodes, rectifiers, transistors, and optoelectronics) and selected ICs, and passive electronic components (resistors, capacitors, inductors, and transducers). Vishay's components can be found in products manufactured in a very broad range of industries worldwide. Vishay is headquartered in Malvern, Pennsylvania, and has operations in 17 countries employing over 26,000 people. Vishay can be found on the Internet at http://www.vishay.com.

                                       ###

     On February 1, 2005, the Board of Directors of Siliconix approved the acquisition of Vishay Semiconductor Itzehoe GmbH ("VSIG") from Vishay, and renamed the company "Siliconix Itzehoe GmbH". Siliconix Itzehoe GmbH is now a wholly-owned subsidiary of Siliconix. This transaction has been accounted for as a merger of entities under common control and has been recorded in a manner similar to a pooling of interests. Accordingly, the unaudited consolidated financial data presented below have been adjusted to include the accounts of Siliconix and VSIG (collectively, the "Company") for all periods presented. Adjustments recorded to adjust previously reported financial statements consisted of those necessary to include the balances and results of VSIG and to eliminate intercompany balances, transactions between Siliconix incorporated and VSIG, and to record an equity adjustment for the purchase price.

     The following unaudited tables present historical financial data for Siliconix incorporated and VSIG and the adjustments required to affect the merger of entities under common control similar to a pooling of interests:

Siliconix incorporated
Unaudited Pro Forma Condensed
Balance Sheet
(In thousands, except share amounts)

                                                                    Eliminations
                                                                         and
                                       As Reported       VSIG        adjustments    Pro Forma
                                        10/2/2004     10/2/2004       10/2/2004     10/2/2004
                                      ------------   ------------   ------------   ------------
Assets
Current assets                        $    470,452   $      6,493   $     (2,958)  $    473,987
Property and equipment                     145,851         20,635              -        166,486
Goodwill                                     7,445              -              -          7,445
Other assets                                25,657              -              -         25,657
    Total assets                      $    649,405   $     27,128   $     (2,958)  $    673,575

Liabilities and Stockholders'
 Equity
Current liabilities                   $     97,138   $     18,781   $     (2,958)  $    112,961
Payable to Vishay for VSIG                       -              -         10,200         10,200
Non-current liabilities                     83,003            116              -         83,119
    Total liabilities                      180,141         18,897          7,242        206,280
Commitments and contingencies
Stockholders' equity                       469,264          8,231        (10,200)       467,295
    Total liabilities and
     stockholders' equity             $    649,405   $     27,128   $     (2,958)  $    673,575

Siliconix incorporated
Unaudited Pro Forma Condensed
Operations Data
(In thousands, except for per share information)

                                                                    Eliminations
                                                                        and
                                       As Reported       VSIG        adjustments     Pro forma
                                          Nine           Nine           Nine           Nine
                                         months         months         months         months
                                        10/2/2004      10/2/2004      10/2/2004      10/2/2004
                                      ------------   ------------   ------------   ------------
Net sales                             $    354,283   $     28,988   $    (23,422)  $    359,849
Cost of products sold                      241,674         28,656        (23,422)       246,908
Gross profit                               112,609            332              -        112,941

Operating income                            56,605            (88)             -         56,517

Income before taxes and minority
 interest                                   57,982           (429)             -         57,553

Net income                            $     45,085   $       (269)  $          -   $     44,816

Net income per share (basic
 and diluted)                         $       1.51   $      (0.01)  $          -   $       1.50

Siliconix incorporated
Unaudited Pro Forma Condensed
Statement of Cash Flows
(In thousands)

                                       As Reported       VSIG         Pro Forma
                                       Nine months    Nine months    Nine months
                                       10/2/2004       10/2/2004     10/2/2004
                                      ------------   ------------   ------------
Operating activities
Net income                            $     45,085   $       (269)  $     44,816
Adjustments to reconcile net income
 to net cash provided by operating
 activities:
    Depreciation and amortization           26,604          6,591         33,195
    Prepayment to Tower
     Semiconductor                         (20,000)             -        (20,000)
    Other non-cash items                       249            (44)           205
    Changes in operating assets and
     liabilities:                           14,511         (2,909)        11,602
Net cash provided by operating
 activities                                 66,449          3,369         69,818
Investing Activities                       (34,600)        (3,369)       (37,969)
Financing activities                             -              -              -
Effect of exchange rate changes on
  cash and cash equivalents                     (1)             -             (1)
Net increase in cash and cash
 equivalents                                31,848              -         31,848
Cash and cash equivalents:
Beginning of period                        279,464              1        279,465
End of period                         $    311,312   $          1   $    311,313

Siliconix incorporated
Unaudited Pro Forma Condensed
Balance Sheet
(In thousands, except share amounts)

                                                                    Eliminations
                                                                        and
                                      As Reported        VSIG        adjustments     Pro Forma
                                       12/31/2003     12/31/2003     12/31/2003     12/31/2003
                                      ------------   ------------   ------------   ------------
Assets
Current assets                        $    448,237   $      9,369   $     (2,978)  $    454,628
Property and equipment                     144,091         24,163              -        168,254
Goodwill                                     7,445              -              -          7,445
Other assets                                 1,397              -              -          1,397
    Total assets                      $    601,170   $     33,532   $     (2,978)  $    631,724

Liabilities and Stockholders'
 Equity
Current liabilities                   $    103,071   $     24,566   $     (2,978)  $    124,659
Payable to Vishay for VSIG                       -              -         10,200         10,200
Non-current liabilities                     73,939            370              -         74,309
    Total liabilities                      177,010         24,936          7,222        209,168
Commitments and contingencies
Stockholders' equity                       424,160          8,596        (10,200)       422,556
    Total liabilities and
     stockholders' equity             $    601,170   $     33,532   $     (2,978)  $    631,724

Siliconix incorporated
Unaudited Pro Forma Condensed
Operations Data
(In thousands, except for per share information)

                                                                    Eliminations
                                                                        and
                                       As Reported       VSIG        adjustments     Pro forma
                                       Year ended     Year ended     Year ended      Year ended
                                       12/31/2003     12/31/2003     12/31/2003      12/31/2003
                                      ------------   ------------   ------------    ------------
Net sales                             $    392,064   $     34,766   $    (28,738)   $    398,092
Cost of products sold                      277,595         33,592        (28,738)        282,449
Gross profit                               114,469          1,174              -         115,643

Operating income                            49,008            622              -          49,630

Income before taxes and
 minority interest                          50,703            147              -          50,850

Net income                            $     39,361   $         92   $          -    $     39,453

Net income per share (basic
 and diluted)                         $       1.32   $          -   $          -    $       1.32

Siliconix incorporated
Unaudited Consolidated Condensed
Pro Forma Statement of Cash Flows
(In thousands)

                                       As Reported        VSIG         Pro Forma
                                       Year Ended      Year Ended      Year Ended
                                       12/31/2003      12/31/2003      12/31/2003
                                      ------------    ------------    ------------
Operating activities
Net income                            $     39,361    $         92    $     39,453
Adjustments to reconcile net income
 to net cash provided by operating
 activities:
    Depreciation and amortization           37,461           7,932          45,393
    Other non-cash items                       (33)         (2,516)         (2,549)
    Changes in operating assets and
     liabilities:                           17,610          (3,603)         14,007
Net cash provided by operating
 activities                                 94,399           1,905          96,304

Investing Activities
Puchase of property and equipment          (26,984)         (1,905)        (28,889)
Net proceeds of short-term investment
 with affiliate                             75,000               -          75,000
Net cash provided by investing
 activities                                 48,016          (1,905)         46,111

Financing activities                             3               -               3

Effect of exchange rate changes on
  cash and cash equivalents                    (36)              -             (36)

Net increase in cash and cash
 equivalents                               142,382               -         142,382

Cash and cash equivalents:
Beginning of period                        137,082               1         137,083
End of period                         $    279,464    $          1    $    279,465

Siliconix incorporated
Unaudited Pro Forma Condensed
Operations Data
(In thousands, except for per share information)

                                                                    Eliminations
                                           As                           and
                                        Reported         VSIG        adjustments      Pro forma
                                       Year ended     Year ended     Year ended      Year ended
                                       12/31/2002     12/31/2002     12/31/2002      12/31/2002
                                      ------------   ------------   ------------    ------------
Net sales                             $    372,944   $     29,994   $    (23,819)   $    379,119
Cost of products sold                      257,765         27,906        (23,819)        261,852
Gross profit                               115,179          2,088              -         117,267

Operating income                            53,983          1,714              -          55,697

Income before taxes and
 minority interest                          59,411            342              -          59,753

Net income                            $     46,156   $        211   $          -    $     46,367

Net income per share (basic
 and diluted)                         $       1.54   $       0.01   $          -    $       1.55

Siliconix incorporated
Unaudited Consolidated Condensed Pro
Forma Statement of Cash Flows
(In thousands)

                                       As Reported       VSIG         Pro Forma
                                       Year Ended     Year Ended     Year Ended
                                       12/31/2002     12/31/2002     12/31/2002
                                      ------------   ------------   ------------
Operating activities
Net income                            $     46,156   $        211   $     46,367
Adjustments to reconcile net income
 to net cash provided by operating
  activities:

    Depreciation and amortization           40,410          6,046         46,456
    Other non-cash items                     3,865         (2,944)           921
    Changes in operating assets and
     liabilities:                          (23,157)           304        (22,853)
Net cash provided by operating
 activities                                 67,274          3,617         70,891

Investing Activities

Puchase of property and equipment          (22,443)        (3,618)       (26,061)
Proceeds on sale of property and
 equipment                                      64              -             64
Short-term investment with affiliate       (75,000)             -        (75,000)
Net cash provided by investing
 activities                                (97,379)        (3,618)      (100,997)

Financing activities                             -              -              -

Effect of exchange rate changes on
  cash and cash equivalents                    (49)             -            (49)

Net increase in cash and cash
 equivalents                               (30,154)            (1)       (30,155)

Cash and cash equivalents:
Beginning of period                        167,236              2        167,238
End of period                         $    137,082   $          1   $    137,083

Contact:  Peter G. Henrici, Vice President
          Investor Relations, Siliconix incorporated

          (NASDAQ NSM: SILI)
          408-567-8400

          Robert A. Freece
          Executive Vice President
          Vishay Intertechnology, Inc.

          610-251-5252

SOURCE  Siliconix incorporated
    -0-                             02/07/2005
    /CONTACT: Peter G. Henrici, Vice President, Investor Relations, Siliconix incorporated, +1-408-567-8400; or Robert A. Freece, Executive Vice President,
Vishay Intertechnology, Inc., +1-610-251-5252   /
    /Web site:  http://www.siliconix.com /